                                                                    Exhibit 20.1

                                MONTHLY STATEMENT
                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1997-2
                  ---------------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during THE PREVIOUS MONTH. THE INFORMATION WHICH IS REQUIRED TO BE PREPARED FOR THE SERIES 1997-2 CERTIFICATES WITH RESPECT TO THE Distribution Date occurring on October 15, 2003, and with respect to the performance of the Trust during the month of September is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         1997-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                                            $1.025000

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect
                  to interest per $1,000 original certificate principal amount $                                           1.025000

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect
                  to principal per $1,000 original certificate principal amount                                           $0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original certificate
                  principal amount                                                                                        $1.191667

         (5)      The amount set forth in A(4) above distributed to Class B Certificateholders with respect
                  to interest per $1,000 original certificate principal amount                                            $1.191667

         (6)      The amount set forth in A(4) above distributed to Class B Certificateholders with respect
                  to principal per $1,000 original certificate principal amount                                           $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1997-2 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables collected during the Monthly
                           Period immediately preceding the Distribution Date                                        $72,396,614.18

                  (b)      The aggregate amount of Interchange collected and allocated to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                                 $5,519,485.11

                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       OCTOBER 15, 2003 DISTRIBUTION DATE
                      -------------------------------------


                  (c)      The aggregate amount of Principal Receivables collected during the Monthly Period
                           immediately preceding the Distribution Date                                              $482,478,446.68

                  (d)      The Floating Allocation Percentage with respect to the Series 1997-2 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                             8.233500%

                  (e)      The Principal Allocation Percentage with respect to the Series 1997-2
                           Certificates for the Monthly Period immediately preceding the Distribution Date               12.215875%

                  (f)      The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 1997-2 Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                          $6,415,221.85

                  (g)      The Principal Receivables collected and allocated to the Series 1997-2
                           Certificates for the Monthly Period immediately preceding the Distribution Date           $58,938,964.04

         (2)      Available Finance Charge Collections, Required Draw Amount and Reallocated Principal
                  Collections for Series 1997-2 for the Monthly Period immediately preceding the
                  Distribution Date

                  (a)      The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 1997-2 Certificates                                                                 $6,415,221.85

                  (b)      Collection Account and Special Funding Account investment earnings allocated to
                           the Series 1997-2 Certificates                                                                     $0.00

                  (c)      Principal Funding Account Investment Proceeds                                                $163,646.91

                  (d)      Cash Collateral Account Investment Proceeds                                                   $15,568.21

                  (e)      Reserve Draw Amount, if applicable                                                                 $0.00

                  (f)      Additional Finance Charges from other Series allocated to the Series 1997-2
                           Certificates                                                                                       $0.00

                  (g)      Payments, if any, on deposit as of the Determination Date received from any
                           Interest Rate Protection Agreements                                                                $0.00

                  (h)      Required Draw Amount, if applicable                                                                $0.00

                  (i)      Reallocated Collateral Principal Collections                                                       $0.00

                  (j)      Reallocated Class B Principal Collections                                                          $0.00

                  (k)     Total Available Finance Charge Collections and
                          Reallocated Principal Collections for Series 1997-2
                          (total of (a), (b), (c), (d), (e), (f), (g), (h), (i)
                          and (j) above)                                                                              $6,594,436.97

                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       OCTOBER 15, 2003 DISTRIBUTION DATE
                      -------------------------------------




         (3)      Available Principal Collections for Series 1997-2 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to the Series 1997-2
                           Certificates                                                                              $58,938,964.04

                  (b)      Shared Principal Collections from other Series allocated to the Series 1997-2
                           Certificates                                                                                       $0.00

                  (c)      Additional amounts to be treated as Available Principal Collections pursuant to
                           the Series Supplement                                                                      $2,777,917.38

                  (d)      Reallocated Collateral Principal Collections                                                       $0.00

                  (e)      Reallocated Class B Principal Collections                                                          $0.00

                  (f)      Available Principal Collections for Series 1997-2 (total of (a), (b) and (c)
                           minus (d) and (e) above)                                                                  $61,716,881.42

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)     30-59 days                                                                                   $111,880,193
                  (b)     60-89 days                                                                                     76,111,918
                  (c)     90 or more days                                                                               146,729,454
                                                                                                                       ------------
                  (d)     Total Delinquencies                                                                          $334,721,565

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with respect to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                                $42,265,339.21

                  (b)      The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                           Monthly Period immediately preceding the Distribution Date                                 $8,526,134.06

                  (c)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date [Defaulted Receivables minus Recoveries]                                $33,739,205.15

                  (d)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date allocable to the Series 1997-2 Certificates (the "Series 1997-2
                           Defaulted Amount")                                                                         $2,777,917.38

                  (e)      The Class A Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the
                           Class A Percentage]                                                                        $2,015,432.64

                  (f)      The Class B Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the
                           Class B Percentage]                                                                          $391,546.22

                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       OCTOBER 15, 2003 DISTRIBUTION DATE
                      -------------------------------------


         (6)      Class A Charge-Offs

                  (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class A Defaulted Amount,
                          (ii) the Available Cash Collateral Amount applied to such Class A Defaulted
                          Amount, (iii) Reallocated Principal Collections applied to such Class A
                          Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                          Defaulted Amount (a "Class A Charge-Off")                                                           $0.00

                  (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                          pro rata, the amount of each Class A Certificateholder's investment)                            $0.000000

                  (c)     The total amount reimbursed on the Distribution Date
                          in respect of Class A Charge-Offs for prior Distribution  Dates                                     $0.00

                  (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                          of each Class A Certificateholder's  investment)                                                $0.000000

                  (e)     The amount, if any, by which the outstanding principal balance of the Class A
                          Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date                                                                                   $0.00

         (7)      Class B Charge-Offs

                  (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class B Defaulted Amount applied to such Class B Defaulted Amount, (ii) the Available Cash Collateral
                          Amount, (iii) Reallocated Collateral Principal Collections applied to such Class
                          B Defaulted Amount and (iv) the amount by which the Collateral Invested Amount
                          has been reduced in respect of such Class B Defaulted Amount                                        $0.00

                  (b)     The amount by which the Class B Invested Amount has
                          been reduced on the Distribution Date in respect of Reallocated Class B Principal
                          Collections                                                                                         $0.00

                  (c)     The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                          Charge-Offs")                                                                                       $0.00

                  (d)     The total amount by which the Class B Invested Amount
                          has been reduced on the Distribution Date as set forth in items 7(a), (b) and(C)                    $0.00

                  (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                          of each Class B Certificateholder's  investment)                                                $0.000000



                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       OCTOBER 15, 2003 DISTRIBUTION DATE
                      -------------------------------------



                  (f)     The total amount reimbursed on the Distribution Date in respect of reductions in                    $0.00
                          the Class B Invested Amount on prior Distribution Date

                  (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                          of each Class B Certificateholder's investment)                                                 $0.000000

                  (h)     The amount, if any, by which the outstanding principal balance of the Class B
                          Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date                                                                                   $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted Amount over Available Finance
                           Charge Collections applied to such Collateral Defaulted Amount                                     $0.00

                  (b)      The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Principal Collections                                  $0.00

                  (c)      The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a) and 7(a) above                                          $0.00

                  (d)      The total amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date as set forth in items 8(a), (b) and ( c)                                         $0.00

                  (e)      The total amount reimbursed on the Distribution Date in respect of reductions in
                           the Collateral Invested Amount on prior Distribution Dates                                         $0.00

                  (f)     The amount, if any, by which the outstanding principal balance of the Collateral
                          Interest exceeds the Collateral Invested Amount, if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on the
                          Distribution Date                                                                                   $0.00

         (9)      Investor Monthly Servicing Fee

                  (a)      The amount of the Series 1997-2 Monthly Servicing Fee payable to the Servicer on
                           the Distribution Date                                                                        $786,333.33

         (10)     Cash Collateral Account

                  (a)      The Available Cash Collateral Amount on the Distribution Date, after giving
                           effect to all deposits, withdrawals and distributions on such Distribution Date           $21,000,000.00

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution Date                                    $584,762.50


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       OCTOBER 15, 2003 DISTRIBUTION DATE
                      -------------------------------------



         (12)     Class B Monthly Interest

                  (a)     Class B Monthly Interest payable on the Distribution Date                                      $79,245.83

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding Account on the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                        $285,250,000.00

                  (b)      Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in June 2003. (The initial funding date for the
                           Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date                             $0.00

         (15)     Reserve Account (if applicable)

                  (a)      The amount on deposit in the Reserve Account, if funded, on the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date and the related Transfer Date                                            $2,852,500.00

                  (b)      The Required Reserve Account Amount, if any, selected by the Servicer                      $2,852,500.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                               $570,500,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                           $570,500,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested
                  Amount). The amount of a Class A Certificateholder's pro rata share of the Class A
                  Invested Amount can be determined by multiplying the original denomination of the Class A
                  Certificateholder's Certificate by the Pool Factor                                                       1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount $66,500,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                            $66,500,000.00


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       OCTOBER 15, 2003 DISTRIBUTION DATE
                      -------------------------------------


         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested
                  Amount). The amount of a Class B Certificateholder's pro rata share of the Class B
                  Invested Amount can be determined by multiplying the original denomination of the Class
                  B Certificateholder's Certificate by the Pool Factor                                                       1.0000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                             $63,000,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date $63,000,000.00

         (3)      The Collateral Invested Amount as a percentage of the sum of the Invested Amount on such
                  Distribution Date                                                                                           9.00%

F)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on the
                  last day of the immediately preceding Monthly Period                                               $5,634,535,751

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of business
                  on the last day of the immediately preceding Monthly Period                                          $219,984,609

G)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 1997-2 Certificates
                  for the preceding Monthly Period (excluding payments received from Interest Rate
                  Protection Agreements) divided by the Invested Amount of the Series 1997-2 Certificates as
                  of the last day of the next preceding Monthly Period, multiplied by 365 days divided by
                  number of calendar days in the month.) Effective November 2002 monthly period.                             11.46%

         (2)      The Net Loss Rate (the Series 1997-2 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1997-2 Certificates as of the last day of
                  the next preceding Monthly Period, multiplied by 12)                                                        4.76%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-2
                  Certificates for the preceding Monthly Period)                                                              6.70%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1997-2
                  Certificates as of the last day of the next preceding Monthly Period, multiplied  by 12)                    2.65%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-2 Certificates
                  for the preceding Monthly Period)                                                                           4.05%


                      -------------------------------------
                         Series 1997-2 Monthly Statement
                       OCTOBER 15, 2003 DISTRIBUTION DATE
                      -------------------------------------


         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly
                  Period divided by the amount of Receivables in the Trust as of the last day of the next
                  preceding Monthly Period)                                                                                   9.43%

H)       Series 1997-2 Information for the Last Three Distribution Dates

         1) Gross Yield

                  a)           10/15/03            11.46%
                  b)           09/15/03            12.34%
                  c)           08/15/03            13.86%

         2) Net Loss Rate

                  a)           10/15/03             4.76%
                  b)           09/15/03             5.94%
                  c)           08/15/03             6.11%

         3) Net Spread (Portfolio Yield Minus Base Rate)

                  a)           10/15/03             4.05%
                  b)           09/15/03             3.55%
                  c)           08/15/03             4.74%

         Three Month Average                        4.11%

         4) Monthly Payment Rate

                  a)           10/15/03             9.43%
                  b)           09/15/03             9.53%
                  c)           08/15/03             9.62%


                           CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                           Servicer



                           By: _________________________________
                               Name:  Patricia Garvey
                               Title: Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------
        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1999-1
                  ---------------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date OCCURRING ON OCTOBER 15, 2003, AND WITH RESPECT TO THE PERFORMANCE OF THE TRUST DURING THE MONTH OF SEPTEMBER IS SET FORTH below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)       Information Regarding the Current Monthly Distribution for the Series 1999-1 Class A Certificates
         and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original certificate
                  principal amount                                                                                        $1.125000

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect
                  to interest per $1,000 original certificate principal amount                                            $1.125000

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with respect
                  to principal per $1,000 original certificate principal amount                                           $0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original certificate
                  principal amount                                                                                        $5.666667

         (5)      The amount set forth in A (4) above distributed to Class B Certificateholder with respect
                  to interest per $1,000 original certificate principal amount                                            $5.666667

         (6)      The amount set forth in A (4) above distributed to Class B Cerfiticateholder with respect
                  to principal per $1,000 original certificate principal amount                                           $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1999-1 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables collected during the Monthly
                           Period immediately preceding the Distribution Date                                        $72,396,614.18

                  (b)      The aggregate amount of Interchange collected and allocated to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                                 $5,519,485.11

                  (c)      The aggregate amount of Principal Receivables collected during the Monthly Period
                           immediately preceding the Distribution Date                                              $482,478,446.68

                         ------------------------------
                         Series 1999-1 Monthly Statement
                       OCTOBER 15, 2003 DISTRIBUTION DATE
                         ------------------------------

                  (d)      The Floating Allocation Percentage with respect to the Series 1999-1 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                             9.005292%

                  (e)      The Principal Allocation Percentage with respect to the Series 1999-1
                           Certificates for the Monthly Period immediately preceding the Distribution Date               11.186699%

                  (f)      The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 1999-1 Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                          $7,016,572.65

                  (g)      The Principal Receivables collected and allocated to the Series 1999-1
                           Certificates for the Monthly Period immediately preceding the Distribution Date           $53,973,410.38

         (2)      Available Finance Charge Collections and Reallocated Principal Collections for Series
                  1999-1 for the Monthly Period immediately preceding the Distribution Date.

                  (a)      The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 1999-1 Certificates                                                                 $7,016,572.65

                  (b)      Collection Account and Special Funding Account investment earnings allocated to
                           the Series 1999-1 Certificates                                                                     $0.00

                  (c)      Principal Funding Account Investment Proceeds                                                 $88,648.07

                  (d)      Reserve Draw Amount                                                                                $0.00

                  (e)      Additional Finance Charges from other Series allocated to the Series 1999-1
                           Certificates                                                                                       $0.00

                  (f)      Payments, if any, on deposit as of the Determination Date received from any
                           Interest Rate Protection Agreements                                                                $0.00

                  (g)      Reallocated Class D Principal Collections                                                          $0.00

                  (h)      Reallocated Collateral Principal Collections                                                       $0.00

                  (i)      Reallocated Class B Principal Collections                                                          $0.00

                  (j)      Total Available Finance Charge Collections and Reallocated Principal Collections
                           for Series 1999-1 (total of (a), (b), (c), (d), (e), (f), (g), (h), and (i)
                           above)                                                                                     $7,105,220.72


                         ------------------------------
                         Series 1999-1 Monthly Statement
                       OCTOBER 15, 2003 DISTRIBUTION DATE
                         ------------------------------

         (3)      Available Principal Collections for Series 1999-1 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to the Series 1999-1
                           Certificates                                                                              $53,973,410.38

                  (b)      Shared Principal Collections from other Series allocated to the Series 1999-1
                           Certificates                                                                                       $0.00

                  (c)      Additional amounts to be treated as Available Principal Collections pursuant to
                           the Series Supplement                                                                      $3,038,314.11

                  (d)      Reallocated Class D Principal Collections                                                          $0.00

                  (e)      Reallocated Collateral Principal Collections                                                       $0.00

                  (f)      Reallocated Class B Principal Collections                                                          $0.00

                  (g)      Available Principal Collections for Series 1999-1 (total of (a), (b) and (c)
                           minus (d), (e) and (f) above)                                                             $57,011,724.49

         (4)      Delinquent Balances in the Trust

                             The aggregate outstanding balance of the Accounts
                  which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)     31-60 days                                                                                   $111,880,193
                  (b)     61-90 days                                                                                     76,111,918
                  (c)     91 or more days                                                                               146,729,454
                                                                                                                       ------------
                  (d)     Total Delinquencies                                                                          $334,721,565

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with respect to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                                $42,265,339.21

                  (b)      The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                           Monthly Period immediately preceding the Distribution Date                                 $8,526,134.06

                  (c)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date [Defaulted Receivables minus Recoveries]                                $33,739,205.15

                  (d)      The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date allocable to the Series 1999-1 Certificates (the "Series 1999-1
                           Defaulted Amount")                                                                         $3,038,314.11

                  (e)      The Class A Defaulted Amount [Series 1999-1 Defaulted Amount multiplied by the
                           Class A Percentage]                                                                        $2,207,967.39


                         ------------------------------
                         Series 1999-1 Monthly Statement
                       OCTOBER 15, 2003 DISTRIBUTION DATE
                         ------------------------------

                    (f)     The Class B Defaulted Amount [Series 1999-1 Defaulted Amount multiplied
                            by the Class B Percentage]                                                                   $386,865.33

           (6)      Class A Charge-Offs

                    (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                            Available Finance Charge Collections applied to such Class A Defaulted
                            Amount, (ii) Reallocated Principal Collections applied to such Class A
                            Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the
                            Class B Invested Amount has been reduced in respect of such Class A
                            Defaulted Amount (a "Class A Charge-Off")                                                          $0.00

                    (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                            investment)                                                                                        $0.00

                    (c)     The total amount reimbursed on the Distribution Date in
respect of
                            Class A Charge-Offs for prior Distribution  Dates                                                  $0.00

                    (d)     The amount set forth in item 6(c) above per $1,000
                            original certificate principal amount (which will
                            have the effect of increasing, pro rata,
                            the amount of each Class A Certificateholder's investment)                                     $0.000000

                     (e)    The amount, if any, by which the outstanding principal balance of the
                            Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on such Distribution Date                                                            $0.00

           (7)      Class B Charge-Offs

                    (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                            Available Finance Charge Collections applied to such Class B Defaulted
                            Amount, (ii) Reallocated Class D Principal Collections applied to such
                            Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                            Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such
                            Class B Defaulted Amount and (v) the amount by which the Collateral
                            Invested Amount has been reduced in respect of such Class B Defaulted
                            Amount                                                                                             $0.00

                    (b)     The amount by which the Class B Invested Amount has been reduced on the
                            Distribution Date in respect of Reallocated Class B Principal Collections                          $0.00

                         ------------------------------
                         Series 1999-1 Monthly Statement
                       OCTOBER 15, 2003 DISTRIBUTION DATE
                         ------------------------------

                    (c)     The amount by which the Class B Invested Amount has been reduced on the Distribution
                            Date in respect of item 6(a) (together with item 7(a),
                            "Class B Charge-Offs")                                                                             $0.00

                    (d)     The total amount by which the Class B Invested Amount has been reduced
                            on the Distribution Date as set forth in items 7(a), (b) and (c )                                  $0.00

                    (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                            amount of each Class B Certificateholder's investment)                                         $0.000000

                    (f)     The total amount reimbursed on the Distribution Date inrespect of
                            reductions in the Class B Invested Amount on prior Distribution  Dates                             $0.00

                    (g)     The amount set forth in item 7(f) above per $1,000
                            original certificate principal amount (which will
                            have the effect of increasing, pro rata,
                            the amount of each Class B Certificateholder's investment)                                     $0.000000

                    (h)     The amount, if any, by which the outstanding
                            principal balance of the Class B Certificates
                            exceeds the Class B Invested Amount if any, as of
                            the Distribution Date, after giving effect to all
                            deposits, withdrawals
                            and distributions on such Distribution Date                                                        $0.00

           (8)      Reductions in the Collateral Interest

                     (a)    The excess, if any, of the Collateral Defaulted
                            Amount over the sum of (i) Available Finance Charge
                            Collections applied to such Collateral Defaulted
                            Amount, (ii) Reallocated Class D Principal
                            Collections applied to such Collateral Defaulted
                            Amount and (iii) the Amount by which the Class D
                            Invested Amount has been reduced in respect of such Collateral Defaulted Amount $0.00

                    (b)     The amount by which the Collateral Invested Amount
                            has been reduced the Distribution Date in respect of
                            Reallocated Collateral Principal
                            Collections                                                                                        $0.00

                    (c)     The amount by which the Collateral Invested Amount has been reduced on
                            the Distribution Date in respect of items 6(a) and 7(a) above                                      $0.00

                    (d)     The total amount by which the Collateral Invested Amount has been
                            reduced on the Distribution Date as set forth in items 8(a), (b) and (c)                           $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of
                            reductions in the Collateral Invested Amount on prior Distribution Dates                           $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all
                            deposits, withdrawals and distributions on the Distribution Date                                   $0.00

                         ------------------------------
                         Series 1999-1 Monthly Statement
                       OCTOBER 15, 2003 DISTRIBUTION DATE
                         ------------------------------

           (9)      Reductions in the Class D Interest

                    (a)     The excess, if any, of the Class D Defaulted Amount over Available
                            Finance Charge Collections applied to such Class D Defaulted Amount                                $0.00

                    (b)     The amount by which the Class D Invested Amount has been reduced on the
                            Distribution Date in respect of Reallocated Principal Collections                                  $0.00

                    (c)     The amount by which the Class D Invested Amount has been reduced on the
                            Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                    $0.00

                    (d)     The total amount by which the Class D Invested Amount has been reduced
                            on the Distribution Date as set forth in items 9(a), (b) and (c )                                  $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of
                            reductions in the Class D Invested Amount on prior Distribution Dates                              $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the Class D
                            Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date,
                            after giving effect to all deposits, withdrawals and distributions on the
                            Distribution Date                                                                                  $0.00

           (10)     Investor Monthly Servicing Fee

                    (a)     The amount of the Series 1999-1 Monthly Servicing Fee payable to the
                            Servicer on the Distribution Date                                                            $752,537.39

           (11)     Class A Monthly Interest

                    (a)     Class A Monthly Interest payable on the Distribution Date                                    $562,500.00

           (12)     Class B Monthly Interest

                    (a)     Class B Monthly Interest payable on the Distribution Date                                    $372,328.33

           (13)     Principal Funding Account Amount

                    (a)     The amount on deposit in the Principal Funding Account on the Distribution
                            Date, after giving effect to all deposits, withdrawals and distributions
                            on such Distribution Date                                                                $166,666,666.68

                    (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in OCTOBER 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

                         ------------------------------
                         Series 1999-1 Monthly Statement
                       OCTOBER 15, 2003 DISTRIBUTION DATE
                         ------------------------------

           (14)     Deficit Controlled Accumulation Amount

                    The Deficit Controlled Accumulation Amount for the Distribution Date,
                    after giving effect to all deposits, withdrawals and distributions on such
                    Distribution Date                                                                                          $0.00

           (15)     Reserve Account

                    (a)     The amount on deposit in the Reserve Account on the
                            Distribution Date, after giving effect to all
                            deposits, withdrawals and distributions on
                            such Distribution Date and the related Transfer Date                                       $2,500,000.00

                    (b) The Required Reserve Account Amount $2,500,000.00

C)         Class A Invested Amount

           (1)      The Class A Initial Invested Amount                                                              $500,000,000.00

           (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                    Distribution Date                                                                                $500,000,000.00

           (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such
                    Distribution Date, to the Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested
                    Amount can be determined by multiplying the original denomination of the
                    Class A Certificateholder's Certificate by the Pool Factor                                               1.00000

D)         Class B Invested Amount

           (1)      The Class B Initial Invested Amount                                                               $65,705,000.00

           (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                    Distribution Date                                                                                 $65,705,000.00

           (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such
                    Distribution Date, to the Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested
                    Amount can be determined by multiplying the original denomination of the
                    Class B Certificateholder's Certificate by the Pool Factor                                              1.000000

E)         Collateral Invested Amount

           (1)      The Collateral Initial Invested Amount                                                            $52,884,000.00

           (2)      The Collateral Invested Amount on the Distribution Date, after
                    giving effect to all deposits, withdrawals and distributions on such Date                         $52,884,000.00

                         ------------------------------
                         Series 1999-1 Monthly Statement
                       OCTOBER 15, 2003 DISTRIBUTION DATE
                         ------------------------------

           (3)      The Collateral Invested Amount as a percentage of the sum of the
                    Invested Amount on such Distribution Date                                                                  8.25%

F)         Class D Invested Amount

           (1)      The Class D Initial Invested Amount                                                               $22,436,642.00

           (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                    Distribution Date                                                                                 $22,436,642.00

           (3)      The Class D Invested Amount as a percentage of the sum of the Invested
                    Amount on such Distribution Date                                                                           3.50%

G)          Receivables Balances

           (1)      The aggregate amount of Principal Receivables in the Trust at the
                    close of business on the last day of the immediately preceding Monthly Period                     $5,634,535,751

           (2)      The aggregate amount of Finance Charge Receivables in the Trust
                    at the close of business on the last day of the immediately preceding Monthly Period                $219,984,609

H)         Annualized Percentages

           (1)      The Gross Yield (Available Finance Charge Collections for
                    the Series 1999-1 Certificates for the preceding Monthly
                    Period (excluding payments received from Interest Rate
                    Protection Agreements) divided by the Invested Amount of the
                    Series 1999-1 Certificates as of the last day of the next
                    preceding Monthly Period, multiplied by 365 days divided by number of days in calendar month.)
                    Effective November 2002 monthly period.                                                                   13.49%

           (2)      The Net Loss Rate (the Series 1999-1 Defaulted Amount for
                    the preceding Monthly Period divided by the Invested Amount of the Series 1999-1 Certificates as of
                    the last day of the next preceding Monthly Period, multiplied by 12)                                       5.69%

           (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for
                    the Series 1999-1 Certificates for the preceding Monthly Period)                                           7.80%

           (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee
                    (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                    Distribution Date, divided by the Invested Amount of the
                    Series 1999-1 Certificates as of the last day of the next
                    preceding
                    Monthly Period, multiplied  by 12)                                                                         3.97%

           (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the
                    Series 1999-1 Certificates for the preceding Monthly Period)                                               3.83%

                         ------------------------------
                         Series 1999-1 Monthly Statement
                       OCTOBER 15, 2003 DISTRIBUTION DATE
                         ------------------------------

           (6)      The Monthly Payment Rate (Collections of Principal
                    Receivables and Finance Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly
                    Period divided by the amount of Receivables in the Trust as
                    of the last day of the next preceding Monthly Period)                                                      9.43%

I)         Series 1999-1 Information for the Last Three Distribution Dates

           1) Gross Yield

                    a)       10/15/03                   13.49%
                    b)       09/15/03                   14.06%
                    c)       08/15/03                   15.36%

           2) Net Loss Rate

                    a)       10/15/03                    5.69%
                    b)       09/15/03                    6.84%
                    c)       08/15/03                    6.82%

           3) Net Spread (Portfolio Yield Minus Base Rate)

                    a)       10/15/03                    3.83%
                    b)       09/15/03                    3.10%
                    c)       08/15/03                    4.29%

                    Three Month Average                  3.74%

           4) Monthly Payment Rate

                    a)       10/15/03                    9.43%
                    b)       09/15/03                    9.53%
                    c)       08/15/03                    9.62%



                                             CHASE MANHATTAN BANK USA, NATIONAL
                                             ASSOCIATION Servicer


                                             By:
                                                   -----------------------------
                                             Name: Patricia Garvey
                                             Title: Vice President

                                MONTHLY STATEMENT
                ------------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-1
                ------------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on October 15, 2003,and with respect to the performance of the Trust during the month of September is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)   Information Regarding the Current Monthly Distribution for the Series 2000-1 Class A Certificates
     and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

     (1)    The total amount distributed to Class A Certificateholders per $1,000 original certificate
            principal amount                                                                                       $6.241667

     (2)    The amount set forth in A(1) above distributed to Class A Certificateholders with respect
            to interest per $1,000 original certificate principal amount                                           $6.241667

     (3)    The amount set forth in A(1) above distributed to Class A Certificateholders with respect
            to principal per $1,000 original certificate principal amount                                          $0.000000

     (4)    The total amount distributed to Class B Certificateholders per $1,000 original certificate
            principal amount                                                                                       $1.333333

     (5)    The amount set forth in A(4) above distributed to Class B Certificateholders with respect
            to interest per $1,000 original certificate principal amount                                           $1.333333

     (6)    The amount set forth in A(4) above distributed to Class B Certificateholders with respect
            to principal per $1,000 original certificate principal amount                                          $0.000000

B)   Information Regarding the Performance of the Trust

     (1)    Allocation of Receivables Collections to the Series 2000-1 Certificates

            (a)    The aggregate amount of Finance Charge Receivables collected during the Monthly
                   Period immediately preceding the Distribution Date                                         $72,396,614.18

            (b)    The aggregate amount of Interchange collected and allocated to the Trust for the
                   Monthly Period immediately preceding the Distribution Date                                  $5,519,485.11

                   ----------------------------
                  Series 2000-1 Monthly Statement
                October 15, 2003 Distribution Date
                   ----------------------------

            (c)    The aggregate amount of Principal Receivables collected during the Monthly Period
                   immediately preceding the Distribution Date                                               $482,478,446.68

            (d)    The Floating Allocation Percentage with respect to the Series 2000-1 Certificates
                   for the Monthly Period immediately preceding the Distribution Date                              9.161906%

            (e)    The Principal Allocation Percentage with respect to the Series 2000-1 Certificates
                   for the Monthly Period immediately preceding the Distribution Date                              9.161906%

            (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series
                   2000-1 Certificates for the Monthly Period immediately preceding the Distribution
                   Date                                                                                        $7,138,599.98

            (g)    The Principal Receivables collected and allocated to the Series 2000-1 Certificates
                   for the Monthly Period immediately preceding the Distribution Date                         $44,204,223.03

     (2)    Available Finance Charge Collections and Reallocated Principal Collections for Series
            2000-1 for the Monthly Period immediately preceding the Distribution Date.

            (a)    The Finance Charge Receivables and Interchange collected and allocated to the Series
                   2000-1 Certificates                                                                         $7,138,599.98

            (b)    Collection Account and Special Funding Account investment earnings allocated to the
                   Series 2000-1 Certificates                                                                          $0.00

            (c)    Principal Funding Account Investment Proceeds                                                       $0.00

            (d)    Class A Reserve Draw Amount                                                                         $0.00

            (e)    Class B Reserve Draw Amount                                                                         $0.00

            (f)    Additional Finance Charges from other Series allocated to the Series 2000-1
                   Certificates                                                                                        $0.00

            (g)    Payments, if any, on deposit as of the Determination Date received from any Interest
                   Rate Protection Agreements                                                                          $0.00

            (h)    Reallocated Class D Principal Collections                                                           $0.00

            (i)    Reallocated Collateral Principal Collections                                                        $0.00

            (j)    Reallocated Class B Principal Collections                                                           $0.00

            (k)    Total Available Finance Charge Collections and Reallocated Principal Collections for
                   Series 2000-1 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above)          $7,138,599.98

                   ----------------------------
                  Series 2000-1 Monthly Statement
                October 15, 2003 Distribution Date
                   ----------------------------

     (3)    Available Principal Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date

            (a)    The Principal Receivables collected and allocated to the Series 2000-1 Certificates        $44,204,223.03

            (b)    Shared Principal Collections from other Series allocated to the Series 2000-1
                   Certificates                                                                                        $0.00

            (c)    Additional amounts to be treated as Available Principal Collections pursuant to the
                   Series Supplement                                                                           $3,091,154.35

            (d)    Reallocated Class D Principal Collections                                                           $0.00

            (e)    Reallocated Collateral Principal Collections                                                        $0.00

            (f)    Reallocated Class B Principal Collections                                                           $0.00

            (g)    Available Principal Collections for Series 2000-1 (total of (a), (b) and ( c) minus
                   (d), (e) and (f) above)                                                                    $47,295,377.38

     (4)    Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)    31-60 days                                                                                   $111,880,193
            (b)    61-90 days                                                                                     76,111,918
            (c)    91 or more days                                                                              146,729,454
            (d)    Total Delinquencies                                                                          $334,721,565

     (5)    Defaulted Amount

            (a)    The aggregate amount of Defaulted Receivables with respect to the Trust for the
                   Monthly Period immediately preceding the Distribution Date                                 $42,265,339.21

            (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                   Monthly Period immediately preceding the Distribution Date                                  $8,526,134.06

            (c)    The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                   Date [Defaulted Receivables minus Recoveries]                                              $33,739,205.15

            (d)    The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                   Date allocable to the Series 2000-1 Certificates (the "Series 2000-1 Defaulted
                   Amount")                                                                                    $3,091,154.35

            (e)    The Class A Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by the Class
                   A Percentage]                                                                               $2,472,923.48

            (f)    The Class B Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by the Class
                   B Percentage]                                                                                 $278,203.89

                   ----------------------------
                  Series 2000-1 Monthly Statement
                October 15, 2003 Distribution Date
                   ----------------------------

     (6)    Class A Charge-Offs

            (a)    The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                   Finance Charge Collections applied to such Class A Defaulted Amount, (ii)
                   Reallocated Principal Collections applied to such Class A Defaulted Amount, (iii)
                   the amount by which the Class D Invested Amount has been reduced in respect of such
                   Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                   Defaulted Amount (a "Class A Charge-Off")                                                           $0.00

            (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro
                   rata, the amount of each Class A Certificateholder's investment)                                $0.000000

            (c)    The total amount reimbursed on the Distribution Date in respect of  Class A
                   Charge-Offs for prior Distribution  Dates                                                           $0.00

            (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class
                   A Certificateholder's investment)                                                              $0.0000000

            (e)    The amount, if any, by which the outstanding principal balance of the Class A
                   Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on such
                   Distribution Date                                                                                   $0.00

     (7)    Class B Charge-Offs

            (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                   Finance Charge Collections applied to such Class B Defaulted Amount,
                   (ii) Reallocated Class D Principal Collections applied to such Class B Defaulted
                   Amount, (iii) Reallocated Collateral Principal Collections applied to such Class B
                   Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of such
                   Class B Defaulted Amount                                                                            $0.00

            (b)    The amount by which the Class B Invested Amount has been reduced on the Distribution
                   Date in respect of Reallocated Class B Principal Collections                                        $0.00

            (c)    The amount by which the Class B Invested Amount has been reduced on the Distribution
                   Date in respect of item 6(a) (together with item 7(a), "Class B Charge-Offs")                       $0.00

            (d)    The total amount by which the Class B Invested Amount has been reduced on the
                   Distribution Date as set forth in items 7(a), (b) and ( c)                                          $0.00

                   ----------------------------

                  Series 2000-1 Monthly Statement
                October 15, 2003 Distribution Date

                   ----------------------------

            (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                   Certificateholder's investment)                                                                 $0.000000

            (f)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                   Class B Invested Amount on prior Distribution Dates                                                 $0.00

            (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class
                   B Certificateholder's investment)                                                               $0.000000

            (h)    The amount, if any, by which the outstanding principal balance of the Class B
                   Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on such
                   Distribution Date                                                                                   $0.00

     (8)    Reductions in the Collateral Interest

            (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available
                   Finance Charge Collections applied to such Collateral Defaulted Amount, (ii)
                   Reallocated Class D Principal Collections applied to such Collateral Defaulted
                   Amount and (iii) the amount by which the Class D Invested Amount has been reduced in
                   respect of such Collateral Defaulted Amount                                                         $0.00

            (b)    The amount by which the Collateral Invested Amount has been reduced on the
                   Distribution Date in respect of Reallocated Collateral Principal Collections                        $0.00

            (c)    The amount by which the Collateral Invested Amount has been reduced on the
                   Distribution Date in respect of items 6(a) and 7(a) above                                           $0.00

            (d)    The total amount by which the Collateral Invested Amount has been reduced on the
                   Distribution Date as set forth in items 8(a), (b) and ( c)                                          $0.00

            (e)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                   Collateral Invested Amount on prior Distribution Dates                                              $0.00

            (f)    The amount, if any, by which the outstanding principal balance of the Collateral
                   Interest exceeds the Collateral Invested Amount, if any, as of the Distribution
                   Date, after giving effect to all deposits, withdrawals and distributions on the
                   Distribution Date                                                                                   $0.00

     (9)    Reductions in the Class D Interest

            (a)    The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                   Collections applied to such Class D Defaulted Amount                                                $0.00

            (b)    The amount by which the Class D Invested Amount has been reduced on the Distribution
                   Date in respect of Reallocated Principal Collections                                                $0.00

                   ----------------------------
                  Series 2000-1 Monthly Statement
                October 15, 2003 Distribution Date
                   ----------------------------

            (c)    The amount by which the Class D Invested Amount has been reduced on the Distribution
                   Date in respect of items 6(a), 7(a) and 8 (a) above                                                 $0.00

            (d)    The total amount by which the Class D Invested Amount has been reduced on the
                   Distribution Date as set forth in items 9(a), (b) and (c )                                          $0.00

            (e)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                   Class D Invested Amount on prior Distribution Dates                                                 $0.00

            (f)    The amount, if any, by which the outstanding principal balance of the Class D
                   Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date,
                   after giving effect to all deposits, withdrawals and distributions on the
                   Distribution Date                                                                                   $0.00

     (10)   Investor Monthly Servicing Fee

            (a)    The amount of the Series 2000-1 Monthly Servicing Fee payable to the Servicer on the
                   Distribution Date                                                                             $765,625.00

     (11)   Class A Monthly Interest

            (a)    Class A Monthly Interest payable on the Distribution Date                                   $2,621,500.00

     (12)   Class B Monthly Interest

            (a)    Class B Monthly Interest payable on the Distribution Date                                      $63,000.00

     (13)   Principal Funding Account Amount

            (a)    The amount on deposit in the Principal Funding Account on the Distribution Date,
                   after giving effect to all deposits, withdrawals and distributions on such
                   Distribution Date                                                                                   $0.00

            (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the
                   Distribution Date occurring in March 2004 (The initial funding date for the
                   Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

     (14)   Deficit Controlled Accumulation Amount

            The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect
            to all deposits, withdrawals and distributions on such Distribution Date                                   $0.00

     (15)   Class A Reserve Account

            (a)    The amount on deposit in the Class A Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                   Date and the related Transfer Date                                                          $2,100,000.00

            (b)    The Class A Required Reserve Account Amount                                                 $2,100,000.00

                   ----------------------------
                  Series 2000-1 Monthly Statement
                October 15, 2003 Distribution Date
                   ----------------------------

     (16)   Class B Reserve Account

            (a)    The amount on deposit in the Class B Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                   Date and the related Transfer Date                                                                  $0.00

            (b)    The Class B Required Reserve Account Amount                                                         $0.00

C)   Class A Invested Amount

     (1)    The Class A Initial Invested Amount                                                              $420,000,000.00

     (2)    The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
            withdrawals and distributions on such Distribution Date                                          $420,000,000.00

     (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class A
            Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the
            Class A Invested Amount on such Distribution Date, to the Class A Initial Invested Amount).
            The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A
            Certificateholder's Certificate by the Pool Factor                                                      1.000000

D)   Class B Invested Amount

     (1)    The Class B Initial Invested Amount                                                               $47,250,000.00

     (2)    The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
            withdrawals and distributions on such Distribution  Date                                          $47,250,000.00

     (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class B
            Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the
            Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount).
            The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B
            Certificateholder's Certificate by the Pool Factor                                                      1.000000

E)   Collateral Invested Amount

     (1)    The Collateral Initial Invested Amount                                                            $42,000,000.00

     (2)    The Collateral Invested Amount on the Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such Distribution Date                                 $42,000,000.00

     (3)    The Collateral Invested Amount as a percentage of the Invested Amount on such Distribution
            Date                                                                                                       8.00%

                   ----------------------------
                  Series 2000-1 Monthly Statement
                October 15, 2003 Distribution Date
                   ----------------------------

F)   Class D Invested Amount

     (1)    The Class D Initial Invested Amount                                                               $15,750,000.00

     (2)    The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
            withdrawals and distributions on such Distribution Date                                           $15,750,000.00

     (3)    The Class D Invested Amount as a percentage of the Invested Amount on such Distribution Date               3.00%

G)   Receivables Balances

     (1)    The aggregate amount of Principal Receivables in the Trust at the close of business on the
            last day of the immediately preceding Monthly Period                                              $5,634,535,751

     (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of business on
            the last day of the immediately preceding Monthly Period                                            $219,984,609

H)   Annualized Percentages

     (1)    The Gross Yield (Available Finance Charge Collections for the Series 2000-1 Certificates
            for the preceding Monthly Period (excluding payments received from Interest Rate Protection
            Agreements) divided by the Invested Amount of the Series 2000-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 divided by number of days in
            the calendar month.)  Effective November 2002 monthly period.                                             16.54%

     (2)    The Net Loss Rate (the Series 2000-1 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 2000-1 Certificates as of the last day of the
            next preceding Monthly Period, multiplied by 12)                                                           7.07%

     (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-1
            Certificates for the preceding Monthly Period)                                                             9.47%

     (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing
            Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
            Distribution Date, divided by the Invested Amount of the Series 2000-1 Certificates as of
            the last day of the next preceding Monthly Period, multiplied by 12)                                       8.32%

     (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-1 Certificates
            for the preceding Monthly Period)                                                                          1.15%

     (6)    The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
            Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the next preceding
            Monthly Period)                                                                                            9.43%

                   ----------------------------
                  Series 2000-1 Monthly Statement
                October 15, 2003 Distribution Date
                   ----------------------------

I)   Series 2000-1 Information for the Last Three Distribution Dates

     1)     Gross Yield

            a)       10/15/03                16.54%
            b)       09/15/03                16.04%
            c)       08/15/03                16.37%

     2)     Net Loss Rate

            a)       10/15/03                7.07%
            b)       09/15/03                7.87%
            c)       08/15/03                7.29%

     3)     Net Spread (Portfolio Yield Minus Base Rate)

            a)       10/15/03                1.15%
            b)       09/15/03                -0.16%
            c)       08/15/03                0.75%

            Three Month Average              0.58%

     4)     Monthly Payment Rate

            a)       10/15/03                9.43%
            b)       09/15/03                9.53%
            c)       08/15/03                9.62%



                                             CHASE MANHATTAN BANK USA, NATIONAL
                                             ASSOCIATION Servicer


                                             By:
                                                  -------------------------
                                             Name: Patricia Garvey
                                             Title: Vice President

                                MONTHLY STATEMENT
              -----------------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-2
              -----------------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on October 15, 2003 and with respect to the performance of the Trust during the month of September is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)   Information Regarding the Current Monthly Distribution for the Series 2000-2 Class A Certificates
     and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

     (1)    The total amount distributed to Class A Certificateholders per $1,000 original certificate
            principal amount                                                                                    $1.075000

     (2)    The amount set forth in A(1) above distributed to Class A Certificateholders with respect
            to interest per $1,000 original certificate principal amount                                        $1.075000

     (3)    The amount set forth in A(1) above distributed to Class A Certificateholders with respect
            to principal per $1,000 original certificate principal amount                                       $0.000000

     (4)    The total amount distributed to Class B Certificateholders per $1,000 original certificate
            principal amount                                                                                    $1.358333

     (5)    The amount set forth in A(4) above distributed to Class B Certificateholders with respect
            to interest per $1,000 original certificate principal amount                                        $1.358333

     (6)    The amount set forth in A(4) above distributed to Class B Certificateholders with respect
            to principal per $1,000 original certificate principal amount                                       $0.000000

B)   Information Regarding the Performance of the Trust

     (1)    Allocation of Receivables Collections to the Series 2000-2 Certificates

            (a)     The aggregate amount of Finance Charge Receivables collected during the Monthly
                    Period immediately preceding the Distribution Date                                     $72,396,614.18

                       -----------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2003 Distribution Date
                       -----------------------------------

            (b)     The aggregate amount of Interchange collected and allocated to the Trust
                    for the Monthly Period immediately preceding the Distribution Date                      $5,519,485.11

            (c)     The aggregate amount of Principal Receivables collected during the Monthly
                    Period immediately preceding the Distribution Date                                    $482,478,446.68

            (d)     The Floating Allocation Percentage with respect to the Series 2000-2
                    Certificates for the Monthly Period immediately preceding the Distribution Date            10.100784%

            (e)     The Principal Allocation Percentage with respect to the Series 2000-2
                    Certificates for the Monthly Period immediately preceding the Distribution Date            10.100784%

            (f)     The Finance Charge Receivables and Interchange collected and allocated to the
                    Series 2000-2 Certificates for the Monthly Period immediately preceding the
                    Distribution Date                                                                       $7,870,136.51

            (g)     The Principal Receivables collected and allocated to the Series 2000-2
                    Certificates for the Monthly Period immediately preceding the Distribution Date        $48,734,103.41

     (2)    Available Finance Charge Collections and Reallocated Principal Collections for Series
            2000-2 for the Monthly Period immediately preceding the Distribution Date.

            (a)     The Finance Charge Receivables and Interchange collected and allocated to the
                    Series 2000-2 Certificates                                                              $7,870,136.51

            (b)     Collection Account and Special Funding Account investment earnings allocated to
                    the Series 2000-2 Certificates                                                                  $0.00

            (c)     Principal Funding Account Investment Proceeds                                                   $0.00

            (d)     Class A Reserve Draw Amount                                                                     $0.00

            (e)     Class B Reserve Draw Amount                                                                     $0.00

            (f)     Additional Finance Charges from other Series allocated to the Series 2000-2
                    Certificates                                                                                    $0.00

            (g)     Payments, if any, on deposit as of the Determination Date received from any
                    Interest Rate Protection Agreements                                                             $0.00

            (h)     Reallocated Class D Principal Collections                                                       $0.00

            (i)     Reallocated Collateral Principal Collections                                                    $0.00

                     ---------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2003 Distribution Date
                     ---------------------------------------

            (j)     Reallocated Class B Principal Collections                                                       $0.00

            (k)     Total Available Finance Charge Collections and Reallocated Principal Collections
                    for Series 2000-2 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j)
                    above)                                                                                  $7,870,136.51

     (3)    Available Principal Collections for Series 2000-2 for the Monthly Period immediately preceding the Distribution Date

            (a)     The Principal Receivables collected and allocated to the Series 2000-2
                    Certificates                                                                           $48,734,103.41

            (b)     Shared Principal Collections from other Series allocated to the Series 2000-2
                    Certificates                                                                                    $0.00

            (c)     Additional amounts to be treated as Available Principal Collections pursuant to
                    the Series Supplement                                                                   $3,407,924.07

            (d)     Reallocated Class D Principal Collections                                                       $0.00

            (e)     Reallocated Collateral Principal Collections                                                    $0.00

            (f)     Reallocated Class B Principal Collections                                                       $0.00

            (g)     Available Principal Collections for Series 2000-2 (total of (a), (b) and ( c)
                    minus (d), (e) and (f) above)                                                          $52,142,027.48

     (4)    Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)     31-60 days                                                                               $111,880,193
            (b)     61-90 days                                                                                 76,111,918
            (c)     91 or more days                                                                          146,729,454
            (d)     Total Delinquencies                                                                      $334,721,565

     (5)    Defaulted Amount

            (a)     The aggregate amount of Defaulted Receivables with respect to the Trust
                    for the Monthly Period immediately preceding the Distribution Date                     $42,265,339.21

            (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed
                    during the Monthly Period immediately preceding the Distribution Date                   $8,526,134.06

                     ---------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2003 Distribution Date
                     ---------------------------------------

            (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                    Distribution Date [Defaulted Receivables minus Recoveries]                             $33,739,205.15

            (d)     The Defaulted Amount for the Monthly Period immediately preceding the
                    Distribution Date allocable to the Series 2000-2 Certificates (the "Series
                    2000-2 Defaulted Amount")                                                               $3,407,924.07

            (e)     The Class A Defaulted Amount [Series 2000-2 Defaulted Amount multiplied by the
                    Class A Percentage]                                                                     $2,649,560.87

            (f)     The Class B Defaulted Amount [Series 2000-2 Defaulted Amount multiplied by the
                    Class B Percentage]                                                                       $349,153.24

     (6)    Class A Charge-Offs

            (a)     The excess, if any, of the Class A Defaulted Amount over the sum of
                    (i) Available Finance Charge Collections applied to such Class A
                    Defaulted Amount, (ii) Reallocated Principal Collections applied to such
                    Class A Defaulted Amount, (iii) the amount by which the Class D invested
                    Amount has been reduced in respect of such Class A Defaulted Amount,
                    (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted  Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                    Defaulted Amount (a"Class A Charge-Off")                                                        $0.00

            (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                    pro rata, the amount of each Class A Certificateholder's investment)                        $0.000000

            (c)     The total amount reimbursed on the Distribution Date in respect of  Class A
                    Charge-Offs for prior Distribution  Dates                                                       $0.00

            (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                    of each Class A Certificateholder's investment)                                             $0.000000

            (e)     The amount, if any, by which the outstanding principal balance of the Class A
                    Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                    Date, after giving effect to all deposits, withdrawals and distributions on such
                    Distribution Date                                                                               $0.00

                     ---------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2003 Distribution Date
                     ---------------------------------------

     (7)    Class B Charge-Offs

            (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                    Available Finance Charge Collections applied to such Class B Defaulted Amount,
                    (ii) Reallocated Class D Principal Collections applied to such Class B Defaulted
                    Amount, (iii) Reallocated Collateral Principal Collections applied to such Class
                    B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of such Class B
                    Defaulted Amount                                                                                $0.00

            (b)     The amount by which the Class B Invested Amount has been reduced on the
                    Distribution Date in respect of Reallocated Class B Principal Collections                       $0.00

            (c)     The amount by which the Class B Invested Amount has been reduced on the
                    Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                    Charge-Offs")                                                                                   $0.00

            (d)     The total amount by which the Class B Invested Amount has been reduced on the
                    Distribution Date as set forth in items 7(a), (b) and ( c)                                      $0.00

            (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                    of each Class B Certificateholder's investment)                                             $0.000000

            (f)     The total amount reimbursed on the Distribution Date in respect of reductions in
                    the Class B Invested Amount on prior Distribution Dates                                         $0.00

            (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                    of each Class B Certificateholder's investment)                                             $0.000000

            (h)     The amount, if any, by which the outstanding principal balance of the Class B
                    Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                    Date, after giving effect to all deposits, withdrawals and distributions on such
                    Distribution Date                                                                               $0.00

     (8)    Reductions in the Collateral Interest

            (a)     The excess, if any, of the Collateral Defaulted Amount over the sum of
                    (i) Available Finance Charge Collections applied to such Collateral
                    Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the
                    Class D Invested Amount has been reduced in respect of such Collateral
                    Defaulted Amount                                                                                $0.00

                     ---------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2003 Distribution Date
                     ---------------------------------------

            (b)     The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                    Collections                                                                                     $0.00

            (c)     The amount by which the Collateral Invested Amount has been reduced on the
                    Distribution Date in respect of items 6(a) and 7(a) above                                       $0.00

            (d)     The total amount by which the Collateral Invested Amount has been reduced on the
                    Distribution Date as set forth in items 8(a), (b) and ( c)                                      $0.00

            (e)     The total amount reimbursed on the Distribution Date in respect of
                    reductions in the Collateral Invested Amount on prior Distribution Dates                        $0.00

            (f)     The amount, if any, by which the outstanding principal balance of the Collateral
                    Interest exceeds the Collateral Invested Amount, if any, as of the Distribution
                    Date, after giving effect to all deposits, withdrawals and distributions on the
                    Distribution Date                                                                               $0.00

     (9)    Reductions in the Class D Interest

            (a)     The excess, if any, of the Class D Defaulted Amount over Available Finance
                    Charge Collections applied to such Class D Defaulted Amount                                     $0.00

            (b)     The amount by which the Class D Invested Amount has been reduced on the
                    Distribution Date in respect of Reallocated Principal Collections                               $0.00

            (c)     The amount by which the Class D Invested Amount has been reduced on the
                    Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                                $0.00

            (d)     The total amount by which the Class D Invested Amount has been reduced on the
                    Distribution Date as set forth in items 9(a), (b) and (c )                                      $0.00

            (e)     The total amount reimbursed on the Distribution Date in respect of reductions in
                    the Class D Invested Amount on prior Distribution Dates                                         $0.00

            (f)     The amount, if any, by which the outstanding principal balance of the Class D
                    Interest exceeds the Class D Invested Amount, if any, as of the Distribution
                    Date, after giving effect to all deposits, withdrawals and distributions on the
                    Distribution Date                                                                               $0.00

     (10)   Investor Monthly Servicing Fee

            (a)     The amount of the Series 2000-2 Monthly Servicing Fee payable to the Servicer on
                    the Distribution Date                                                                     $844,083.33

                     ---------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2003 Distribution Date
                     ---------------------------------------

     (11)   Class A Monthly Interest

            (a)     Class A Monthly Interest payable on the Distribution Date                                 $483,750.00

     (12)   Class B Monthly Interest

            (a)     Class B Monthly Interest payable on the Distribution Date                                  $80,549.17

     (13)   Principal Funding Account Amount

            (a)     The amount on deposit in the Principal Funding Account on the Distribution Date,
                    after giving effect to all deposits, withdrawals and distributions on such
                    Distribution Date                                                                               $0.00

            (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the
                    Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

     (14)   Deficit Controlled Accumulation Amount

                    The Deficit Controlled Accumulation Amount for the Distribution Date,
                    after giving effect to all deposits, withdrawals and distributions on such
                    Distribution Date                                                                               $0.00

     (15)   Class A Reserve Account

            (a)     The amount on deposit in the Class A Reserve Account on the Distribution Date,
                    after giving effect to all deposits, withdrawals and distributions on such
                    Distribution Date and the related Transfer Date                                                 $0.00

            (b)     The Class A Required Reserve Account Amount                                                     $0.00

     (16)   Class B Reserve Account

            (a)     The amount on deposit in the Class B Reserve Account on the Distribution Date,
                    after giving effect to all deposits, withdrawals and distributions on such
                    Distribution Date and the related Transfer Date                                                 $0.00

            (b)     The Class B Required Reserve Account Amount                                                     $0.00

                     ---------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2003 Distribution Date
                     ---------------------------------------

C)   Class A Invested Amount

     (1)    The Class A Initial Invested Amount                                                           $450,000,000.00

     (2)    The Class A Invested Amount on the Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such Distribution Date                             $450,000,000.00

     (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class A
            Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested
            Amount). The amount of a Class A Certificateholder's pro rata share of the Class A
            Invested Amount can be determined by multiplying the original denomination of the Class
            A Certificateholder's Certificate by the Pool Factor                                                 1.000000

D)   Class B Invested Amount

     (1)    The Class B Initial Invested Amount                                                            $59,300,000.00

     (2)    The Class B Invested Amount on the Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such Distribution  Date                             $59,300,000.00

     (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class B
            Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
            Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the Pool
            Factor.                                                                                              1.000000

E)   Collateral Invested Amount

     (1)    The Collateral Initial Invested Amount                                                         $49,200,000.00

     (2)    The Collateral Invested Amount on the Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such Distribution Date                              $49,200,000.00

     (3)    The Collateral Invested Amount as a percentage of the Invested Amount on such
            Distribution Date                                                                                       8.50%

                     ---------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2003 Distribution Date
                     ---------------------------------------

F)   Class D Invested Amount

     (1)    The Class D Initial Invested Amount                                                            $20,300,000.00

     (2)    The Class D Invested Amount on the Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such Distribution Date                              $20,300,000.00

     (3)    The Class D Invested Amount as a percentage of the Invested Amount on such Distribution
            Date                                                                                                    3.51%

G)   Receivables Balances

     (1)    The aggregate amount of Principal Receivables in the Trust at the close of business on
            the last day of the immediately preceding Monthly Period                                       $5,634,535,751

     (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of business
            on the last day of the immediately preceding Monthly Period                                      $219,984,609

H)   Annualized Percentages

     (1)    The Gross Yield (Available Finance Charge Collections for the Series 2000-2 Certificates
            for the preceding Monthly Period (excluding payments received from Interest Rate
            Protection Agreements) divided by the Invested Amount of the Series 2000-2 Certificates
            as of the last day of the next preceding Monthly Period, multiplied by 365 divided by
            the number of days in the calendar month)  Effective November 2002 monthly period.                     16.54%

     (2)    The Net Loss Rate (the Series 2000-2 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 2000-2 Certificates as of the last day of
            the next preceding Monthly Period, multiplied by 12)                                                    7.07%

     (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-2
            Certificates for the preceding Monthly Period)                                                          9.47%

     (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-2 Certificates as of the last day of the next preceding Monthly
            multiplied by 12)                                                                                       3.85%

     (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-2
            Certificates for the preceding Monthly Period)                                                          5.62%

                     ---------------------------------------
                         Series 2000-2 Monthly Statement
                       October 15, 2003 Distribution Date
                     ---------------------------------------

     (6)    The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
            Receivables with respect to all Receivables in the Trust for the preceding Monthly
            Period divided by the amount of Receivables in the Trust as of the last day of the next
            preceding Monthly Period)                                                                               9.43%

I)   Series 2000-2 Information for the Last Three Distribution Dates

     1)     Gross Yield

            a)        10/15/03                               16.54%
            b)        09/15/03                               16.04%
            c)        08/15/03                               16.37%
     2)     Net Loss Rate

            a)        10/15/03                               7.07%
            b)        09/15/03                               7.87%
            c)        08/15/03                               7.29%

     3)     Net Spread (Portfolio Yield Minus Base Rate)

            a)        10/15/03                               5.62%
            b)        09/15/03                               4.29%
            c)        08/15/03                               5.20%

            Three Month Average                              5.04%

     4)     Monthly Payment Rate

            a)        10/15/03                               9.43%
            b)        09/15/03                               9.53%
            c)        08/15/03                               9.62%


                                              CHASE MANHATTAN BANK USA, NATIONAL
                                              ASSOCIATION, Servicer


                                              By:
                                               ---------------------------------
                                              Name:          Patricia Garvey
                                                   Title:         Vice President

                                MONTHLY STATEMENT
              -----------------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  Series 2000-3
              -----------------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to the Distribution Date occurring on October 15, 2003 and with respect to the performance of the Trust during the month of September is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)    Information Regarding the Current Monthly Distribution for the Series 2000-3 Class A Certificates and Class B
      Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)    The total amount distributed to Class A Certificateholders per $1,000 original certificate
             principal amount                                                                                      $1.033333

      (2)    The amount set forth in A(1) above distributed to Class A Certificateholders with respect
             to interest per $1,000 original certificate principal amount                                          $1.033333

      (3)    The amount set forth in A(1) above distributed to Class A Certificateholders with respect
             to principal per $1,000 original certificate principal amount                                         $0.000000

      (4)    The total amount distributed to Class B Certificateholders per $1,000 original certificate
             principal amount                                                                                      $1.308333

      (5)    The amount set forth in A(4) above distributed to Class B Certificateholders with respect
             to interest per $1,000 original certificate principal amount                                          $1.308333

      (6)    The amount set forth in A(4) above distributed to Class B Certificateholders with respect
             to principal per $1,000 original certificate principal amount                                         $0.000000

B)    Information Regarding the Performance of the Trust

      (1)    Allocation of Receivables Collections to the Series 2000-3 Certificates

             (a)     The aggregate amount of Finance Charge Receivables collected during the Monthly
                     Period immediately preceding the Distribution Date                                       $72,396,614.18

             (b)     The aggregate amount of Interchange collected and allocated to the Trust
                     for the Monthly Period immediately preceding the Distribution Date                        $5,519,485.11

             (c)     The aggregate amount of Principal Receivables collected during the Monthly Period
                     immediately preceding the Distribution Date                                             $482,478,446.68

                        ---------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2003 Distribution Date
                        ---------------------------------

             (d)     The Floating Allocation Percentage with respect to the Series 2000-3 Certificates
                     for the Monthly Period immediately preceding the Distribution Date                            6.517169%

             (e)     The Principal Allocation Percentage with respect to the Series 2000-3 Certificates
                     for the Monthly Period immediately preceding the Distribution Date                           12.215875%

             (f)     The Finance Charge Receivables and Interchange collected and allocated to the
                     Series 2000-3 Certificates for the Monthly Period immediately preceding the
                     Distribution Date                                                                         $5,077,924.12

             (g)     The Principal Receivables collected and allocated to the Series 2000-3
                     Certificates for the Monthly Period immediately preceding the Distribution Date          $58,938,964.04

      (2)    Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-3 for the Monthly
             Period immediately preceding the Distribution Date.

             (a)     The Finance Charge Receivables and Interchange collected and allocated to the
                     Series 2000-3 Certificates                                                                $5,077,924.12

             (b)     Collection Account and Special Funding Account investment earnings allocated to
                     the Series 2000-3 Certificates                                                                    $0.00

             (c)     Principal Funding Account Investment Proceeds                                               $231,584.29

             (d)     Class A Reserve Draw Amount                                                                       $0.00

             (e)     Class B Reserve Draw Amount                                                                       $0.00

             (f)     Additional Finance Charges from other Series allocated to the Series 2000-3
                     Certificates                                                                                      $0.00

             (g)     Payments, if any, on deposit as of the Determination Date received from any
                     Interest Rate Protection Agreements                                                               $0.00

             (h)     Reallocated Class D Principal Collections                                                         $0.00

             (i)     Reallocated Collateral Principal Collections                                                      $0.00

             (j)     Reallocated Class B Principal Collections                                                         $0.00

             (k)     Total Available Finance Charge Collections and Reallocated Principal Collections
                     for Series 2000-3 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j)
                     above)                                                                                    $5,309,508.41

                        ---------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2003 Distribution Date
                        ---------------------------------

      (3)    Available Principal Collections for Series 2000-3 for the Monthly Period immediately preceding the
             Distribution Date

             (a)     The Principal Receivables collected and allocated to the Series 2000-3 Certificates      $58,938,964.04

             (b)     Shared Principal Collections from other Series allocated to the Series 2000-3
                     Certificates                                                                             $47,712,194.83

             (c)     Additional amounts to be treated as Available Principal Collections pursuant to
                     the Series Supplement                                                                     $2,198,841.13

             (d)     Reallocated Class D Principal Collections                                                         $0.00

             (e)     Reallocated Collateral Principal Collections                                                      $0.00

             (f)     Reallocated Class B Principal Collections                                                         $0.00

             (g)     Available Principal Collections for Series 2000-3 (total of (a), (b) and ( c)
                     minus (d), (e) and (f) above)                                                           $108,850,000.00

      (4)    Delinquent Balances in the Trust

             The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

             (a)     31-60 days                                                                                 $111,880,193
             (b)     61-90 days                                                                                   76,111,918
             (c)     91 or more days                                                                            146,729,454
             (d)     Total Delinquencies                                                                        $334,721,565

      (5)    Defaulted Amount

             (a)     The aggregate amount of Defaulted Receivables with respect to the Trust
                     for the Monthly Period immediately preceding the Distribution Date                       $42,265,339.21

             (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed
                     during the Monthly Period immediately preceding the Distribution Date                     $8,526,134.06

             (c)     The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                     Date [Defaulted Receivables minus Recoveries]                                            $33,739,205.15

             (d)     The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                     Date allocable to the Series 2000-3 Certificates (the "Series 2000-3 Defaulted
                     Amount")                                                                                  $2,198,841.13

             (e)     The Class A Defaulted Amount [Series 2000-3 Defaulted Amount multiplied by the
                     Class A Percentage]                                                                       $1,281,798.67

             (f)     The Class B Defaulted Amount [Series 2000-3 Defaulted Amount multiplied by the
                     Class B Percentage]                                                                         $422,457.76

                        ---------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2003 Distribution Date
                        ---------------------------------

      (6)    Class A Charge-Offs

             (a)     The excess, if any, of the Class A Defaulted Amount over the sum of
                     (i) Available Finance Charge Collections applied to such Class A
                     Defaulted Amount, (ii) Reallocated Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D
                     Invested Amount has been reduced in respect of such Class A Defaulted
                     Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in
                     respect of such Class A Defaulted Amount (a "Class A Charge-Off")                                 $0.00

             (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro
                     rata, the amount of each Class A Certificateholder's investment)                              $0.000000

             (c)     The total amount reimbursed on the Distribution Date in respect of  Class A
                     Charge-Offs for prior Distribution  Dates                                                         $0.00

             (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each
                     Class A Certificateholder's investment)                                                       $0.000000

             (e)     The amount, if any, by which the outstanding principal balance of the Class A
                     Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                     Date, after giving effect to all deposits, withdrawals and distributions on such
                     Distribution Date                                                                                 $0.00

      (7)    Class B Charge-Offs

             (a)     The excess, if any, of the Class B Defaulted Amount over the sum of
                     (i) Available Finance Charge Collections applied to such Class B Defaulted
                     Amount, (ii) Reallocated Class D Principal Collections applied to such
                     Class B Defaulted Amount, (ii) Reallocated Class D Principal Collections
                     applied to such Class B Defaulted Amount, (iii) Reallocated Collateral
                     Principal Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of such
                     Class B Defaulted Amount                                                                          $0.00

             (b)     The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of Reallocated Class B Principal
                     Collections                                                                                       $0.00

             (c)     The amount by which the Class B Invested Amount has been reduced on the
                     Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                     Charge-Offs")                                                                                     $0.00

             (d)     The total amount by which the Class B Invested Amount has been reduced on the
                     Distribution Date as set forth in items 7(a), (b) and ( c)                                        $0.00

                        ---------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2003 Distribution Date
                        ---------------------------------

             (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class
                     B Certificateholder's investment)                                                             $0.000000

             (f)     The total amount reimbursed on the Distribution Date in respect of reductions in
                     the Class B Invested Amount on prior Distribution Dates                                           $0.00

             (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each
                     Class B Certificateholder's investment)                                                       $0.000000

             (h)     The amount, if any, by which the outstanding principal balance of the Class B
                     Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                     Date, after giving effect to all deposits, withdrawals and distributions on such
                     Distribution Date                                                                                 $0.00

      (8)    Reductions in the Collateral Interest

             (a)     The excess, if any, of the Collateral Defaulted Amount over the sum of (i)
                     Available Finance Charge Collections applied to such Collateral Defaulted Amount,
                     (ii) Reallocated Class D Principal Collections applied to such Collateral
                     Defaulted Amount and (iii) the amount by which the Class D Invested Amount has
                     been reduced in respect of such Collateral Defaulted Amount                                       $0.00

             (b)     The amount by which the Collateral Invested Amount has been reduced on the
                     Distribution Date in respect of Reallocated Collateral Principal Collections                      $0.00

             (c)     The amount by which the Collateral Invested Amount has been reduced on the
                     Distribution Date in respect of items 6(a) and 7(a) above                                         $0.00

             (d)     The total amount by which the Collateral Invested Amount has been reduced on the
                     Distribution Date as set forth in items 8(a), (b) and ( c)                                        $0.00

             (e)     The total amount reimbursed on the Distribution Date in respect of reductions
                     in the Collateral Invested Amount on prior Distribution Dates                                     $0.00

             (f)     The amount, if any, by which the outstanding principal balance of the Collateral
                     Interest exceeds the Collateral Invested Amount, if any, as of the Distribution
                     Date, after giving effect to all deposits, withdrawals and distributions on the
                     Distribution Date                                                                                 $0.00

      (9)    Reductions in the Class D Interest

             (a)     The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                     Collections applied to such Class D Defaulted Amount                                              $0.00

             (b)     The amount by which the Class D Invested Amount has been reduced on the
                     Distribution Date in respect of Reallocated Principal Collections                                 $0.00

                        ---------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2003 Distribution Date
                        ---------------------------------

             (c)     The amount by which the Class D Invested Amount has been reduced on the
                     Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                                  $0.00

             (d)     The total amount by which the Class D Invested Amount has been reduced on the
                     Distribution Date as set forth in items 9(a), (b) and (c )                                        $0.00

             (e)     The total amount reimbursed on the Distribution Date in respect of reductions in
                     the Class D Invested Amount on prior Distribution Dates                                           $0.00

             (f)     The amount, if any, by which the outstanding principal balance of the Class D
                     Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date,
                     after giving effect to all deposits, withdrawals and distributions on the
                     Distribution Date                                                                                 $0.00

      (10)   Investor Monthly Servicing Fee

             (a)     The amount of the Series 2000-3 Monthly Servicing Fee payable to the Servicer on
                     the Distribution Date                                                                       $544,614.58

      (11)   Class A Monthly Interest

             (a)     Class A Monthly Interest payable on the Distribution Date                                   $562,391.67

      (12)   Class B Monthly Interest

             (a)     Class B Monthly Interest payable on the Distribution Date                                    $93,872.92

      (13)   Principal Funding Account Amount

             (a)     The amount on deposit in the Principal Funding Account on the Distribution Date,
                     after giving effect to all deposits, withdrawals and distributions on such
                     Distribution Date                                                                       $435,400,000.00

             (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in July 2003 (The initial funding date for the
                     Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

      (14)   Deficit Controlled Accumulation Amount

             The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
             Date                                                                                                      $0.00

      (15)   Class A Reserve Account

             (a)     The amount on deposit in the Class A Reserve Account on the Distribution Date,
                     after giving effect to all deposits, withdrawals and distributions on such
                     Distribution Date and the related Transfer Date                                           $2,721,250.00

             (b)     The Class A Required Reserve Account Amount                                               $2,721,250.00

                        ---------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2003 Distribution Date
                        ---------------------------------

      (16)   Class B Reserve Account

             (a)     The amount on deposit in the Class B Reserve Account on the Distribution Date,
                     after giving effect to all deposits, withdrawals and distributions on such
                     Distribution Date and the related Transfer Date                                             $179,375.00

             (b)     The Class B Required Reserve Account Amount                                                 $179,375.00

C)    Class A Invested Amount

      (1)    The Class A Initial Invested Amount                                                             $544,250,000.00

      (2)    The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
             withdrawals and distributions on such Distribution Date                                         $544,250,000.00

      (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class
             A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
             Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
             Pool Factor                                                                                            1.000000

D)    Class B Invested Amount

      (1)    The Class B Initial Invested Amount                                                              $71,750,000.00

      (2)    The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
             withdrawals and distributions on such Distribution  Date                                         $71,750,000.00

      (3)    The Pool Factor for the Distribution Date (which represents the ratio of the
             Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
             Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying
             the original denomination of the Class B Certificateholder's Certificate by the                        1.000000
             Pool Factor

E)    Collateral Invested Amount

      (1)    The Collateral Initial Invested Amount                                                           $59,500,000.00

      (2)    The Collateral Invested Amount on the Distribution Date, after giving effect to all
             deposits, withdrawals and distributions on such Distribution Date                                $59,500,000.00

      (3)    The Collateral Invested Amount as a percentage of the Invested Amount on such Distribution
             Date                                                                                                      8.50%

                        ---------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2003 Distribution Date
                        ---------------------------------

F)    Class D Invested Amount

      (1)    The Class D Initial Invested Amount                                                              $24,500,000.00

      (2)    The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
             withdrawals and distributions on such Distribution Date                                          $24,500,000.00

      (3)    The Class D Invested Amount as a percentage of the Invested Amount on such Distribution
             Date                                                                                                      3.50%

G)    Receivables Balances

      (1)    The aggregate amount of Principal Receivables in the Trust at the close of business on the
             last day of the immediately preceding Monthly Period                                             $5,634,535,751

      (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of business
             on the last day of the immediately preceding Monthly Period                                        $219,984,609

H)    Annualized Percentages

      (1)    The Gross Yield (Available Finance Charge Collections for the Series 2000-3 Certificates
             for the preceding Monthly Period (excluding payments received from Interest Rate
             Protection Agreements) divided by the Invested Amount of the Series 2000-3 Certificates as
             of the last day of the next preceding Monthly Period, multiplied by 365 divided by the
             number of days in the calendar month.)  Effective November 2002 monthly period.                           9.23%

      (2)    The Net Loss Rate (the Series 2000-3 Defaulted Amount for the preceding
             Monthly Period divided by the Invested Amount of the Series 2000-3 Certificates
             as of the last day of the next preceding Monthly Period, multiplied by 12)                                3.77%

      (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-3
             Certificates for the preceding Monthly Period)                                                            5.46%

      (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing
             Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
             Distribution Date, divided by the Invested Amount of the Series    2000-3 Certificates as
             of the last day of the next preceding Monthly Period, multiplied by 12)                                   2.84%

      (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-3 Certificates
             for the preceding Monthly Period)                                                                         2.62%

      (6)    The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
             Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the next preceding
             Monthly Period)                                                                                           9.43%

                        ---------------------------------
                         Series 2000-3 Monthly Statement
                       October 15, 2003 Distribution Date
                        ---------------------------------

I)    Series 2000-3 Information for the Last Three Distribution Dates

      1)     Gross Yield

             a)        10/15/03                               9.23%
             b)        09/15/03                               11.29%
             c)        08/15/03                               13.95%

      2)     Net Loss Rate

             a)        10/15/03                               3.77%
             b)        09/15/03                               5.42%
             c)        08/15/03                               6.16%

      3)     Net Spread (Portfolio Yield Minus Base Rate)

             a)        10/15/03                               2.62%
             b)        09/15/03                               2.69%
             c)        08/15/03                               4.30%

             Three Month Average                              3.20%

      4)     Monthly Payment Rate

             a)        10/15/03                               9.43%
             b)        09/15/03                               9.53%
             c)        08/15/03                               9.62%



                                             CHASE MANHATTAN BANK USA, NATIONAL
                                             ASSOCIATION, Servicer

                                             By:
                                                  ----------------------------
                                             Name: Patricia Garvey
                                             Title: Vice President